Exhibit 99.1

FOR IMMEDIATE RELEASE

Barnes & Noble Education Renews Cooperation Agreement with Outerbridge

Rory Wallace to be Nominated for Election to the Board at the 2022 Annual Meeting

Company Separates Chairman and CEO Roles

June 27, 2022, Basking Ridge, NJ — Barnes & Noble Education, Inc. (NYSE: BNED), a leading solutions provider for the education industry, today announced that it has renewed its cooperation agreement with Outerbridge Capital Management, LLC (“Outerbridge”), which currently owns approximately 9.9% of the Company’s outstanding shares. As part of the agreement, the Company has agreed to nominate Rory Wallace, Chief Investment Officer of Outerbridge, to election to the Company’s Board of Directors at the 2022 Annual Meeting of Stockholders (“Annual Meeting”).

The Company also announced that it will separate the Chairman and CEO roles, effective immediately. Vice Admiral John R. Ryan, the Company’s current lead independent director, has been appointed as Chairman of the Board.

“We look forward to welcoming Rory to our Board as an independent director,” said John Ryan, Chairman of the Board. “The Board has gotten to know Rory well over the last several years and appreciate our collaborative relationship with Outerbridge as we continue to deliver value for BNED shareholders. We look forward to benefitting from his insights as we execute on our strategic plan, including growing course material sales through our inclusive access offerings, expanding our general merchandise business through our partnership with Fanatics and Lids and scaling our digital business as we drive earnings growth and shareholder returns.”

“Over the last several years, we are pleased to have worked collaboratively with the Company to advance its strategic initiatives and continue its growth,” said Mr. Wallace. “With its enhanced product offerings, highly differentiated retail business, strong partnerships and the ability to support digital, virtual and in-person education, BNED is uniquely positioned to support schools, faculty and students as the education industry continues to evolve. BNED is an outstanding company, and I look forward to joining the Board and working closely with my colleagues as we pursue our common goal of enhancing shareholder value.”

Michael P. Huseby, Chief Executive Officer, commented: “On behalf of the Board, we also want to congratulate John on his new role as Chairman of the Board. John has worked tirelessly for the Company as lead independent director, and it is only natural for him to take the role as Chairman of the Board, which also reflects our commitment to best-in-class corporate governance.”

Under the terms of the renewed cooperation agreement, Mr. Wallace will be the sole Outerbridge nominee to stand for election to the Company’s Board at the Annual Meeting and will serve on the Audit and Compensation Committees. The full agreement between BNED and Outerbridge will be filed in a Form 8-K with the U.S. Securities and Exchange Commission.

Paul Hastings LLP is serving as legal counsel to the Company. Olshan Frome Wolosky LLP is serving as legal counsel to Outerbridge.

ABOUT BARNES & NOBLE EDUCATION, INC.

Barnes & Noble Education, Inc. (NYSE: BNED) is a leading solutions provider for the education industry, driving affordability, access and achievement at hundreds of academic institutions nationwide and ensuring millions of students are equipped for success in the classroom and beyond. Through its family of brands, BNED offers campus retail services and academic solutions, a digital direct-to-student learning ecosystem, unparalleled best-in-class assortment of school apparel through a strategic alliance with Fanatics and Lids, wholesale capabilities and more. BNED is a company serving all who work to elevate their lives through education, supporting students, faculty and institutions as they make tomorrow a better, more inclusive and smarter world. For more information, visit www.bned.com.

Media Contact:

Carolyn J. Brown

Senior Vice President

Corporate Communications & Public Affairs

908-991-2967

cbrown@bned.com

Investor Contact:

Andy Milevoj

Vice President

Corporate Finance and Investor Relations

908-991-2776

amilevoj@bned.com

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and information relating to us and our business that are based on the beliefs of our management as well as assumptions made by and information currently available to our management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make, including any statements made in regards to our response to the COVID-19 pandemic. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Such statements reflect our current views with respect to future events, the outcome of which is subject to certain risks, including, among others: risks associated with COVID-19 and the governmental responses to it, including its impacts across our businesses on demand and operations, as well as on the operations of our suppliers and other business partners, and the effectiveness of our actions taken in response to these risks; general competitive conditions, including actions our competitors and content providers may take to grow their businesses; a decline in college enrollment or decreased funding available for students; decisions by colleges and universities to outsource their physical and/or online bookstore operations or change the operation of their bookstores; implementation of our digital strategy may not result in the expected growth in our digital sales and/or profitability; risk that digital sales growth does not exceed the rate of investment spend; the performance of our online, digital and other initiatives, integration of and deployment of, additional products and services including new digital channels, and enhancements to higher education digital products, and the inability to achieve the expected cost savings; the risk of price reduction or change in format of course materials by publishers, which could negatively impact revenues and margin; the general economic environment and consumer spending patterns; decreased consumer demand for our products, low growth or declining sales; the strategic objectives, successful integration, anticipated synergies, and/or other expected potential benefits of various acquisitions may not be fully realized or may take longer than expected; the integration of the operations of various acquisitions into our own may also increase the risk of our internal controls being found ineffective; changes to purchase or rental terms, payment terms, return policies, the discount or margin on products or other terms with our suppliers; our ability to successfully implement our strategic initiatives including our ability to identify, compete for and execute upon additional acquisitions and strategic investments; risks associated with operation or performance of MBS Textbook Exchange, LLC’s point-of-sales systems that are sold to college bookstore customers; technological changes; risks associated with counterfeit and piracy of digital and print materials; our international operations could result in additional risks; our ability to attract and retain employees; risks associated with data privacy, information security and intellectual property; trends and challenges to our business and in the locations in which we have stores; non-renewal of managed bookstore, physical and/or online store contracts and higher-than-anticipated store closings; disruptions to our information technology systems, infrastructure and data due to computer malware, viruses, hacking and phishing attacks, resulting in harm to our business and results of operations; disruption of or interference with third party web service providers and our own proprietary technology; work stoppages or increases in labor costs; possible increases in shipping rates or interruptions in shipping service; product shortages, including decreases in the used textbook inventory supply associated with the implementation of publishers’ digital offerings and direct to student textbook consignment rental programs, as well as the risks associated with the impacts that public health crises may have on the ability of our suppliers to manufacture or source products, particularly from outside of the United States; changes in domestic and international laws or regulations, including U.S. tax reform, changes in tax rates, laws and regulations, as well as related guidance; enactment of laws or changes in enforcement practices which may restrict or prohibit our use of texts, emails, interest based online advertising, recurring billing or similar marketing and sales activities; the amount of our indebtedness and ability to comply with covenants applicable to any future debt financing; our ability to satisfy future capital and liquidity requirements; our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; adverse results from litigation, governmental investigations, tax-related proceedings, or audits; changes in accounting standards; and the other risks and uncertainties detailed in the section titled “Risk Factors” in Part 1 - Item 1A in our Annual Report on Form 10-K for the year ended May 1, 2021. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.